Assets and Liabilities Held For Sale	12 Months Ended
Dec. 31, 2012
Disposal Group Including Discontinued Operation Balance Sheet Disclosures [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
	2012	2011
	$	$

Effective December 2007, Rand Refinery Limited in South Africa transferred parts of its premises that were no longer utilized, to held for sale. On April 1, 2008, a sale agreement was concluded, subject to achievement of the suspensive condition regarding rezoning of the land and transfer of title deeds. On December 3, 2012, the Company disposed of a 5 percent stake in Rand Refinery Limited reducing its shareholding to 48.03 percent and at year-end this investment is accounted for using the equity method. See Note 3.	-	1

As at December 31, 2012 and 2011 the carrying amounts of major classes of assets and liabilities classified as held for sale included:

Property, plant and equipment	-	1